INVESTOR DAY 2016

H.B. Fuller | Connecting what matters.™

Jim Owens
President and CEO

Safe Harbor Statement

Certain matters discussed today may include 'forward looking statements' as that term is defined under the Private Securities Litigation Reform Act of 1995. Since such statements reflect our current expectations, actual results may differ as they are subject to the kinds of risks that are enumerated in the Company's Securities and Exchange Commission (SEC) filings.

The Company disclaims any obligation to subsequently revise any forward-looking statements to reflect actual events or circumstances after the date of such statements.

Regulation G

financial measures, specifically, operating income, earnings before interest, taxes, and depreciation and amortization expense (EBITDA), and return on invested capital (ROIC). Operating income is defined as gross profit less SG&A expense; EBITDA is defined as gross profit less SG&A expense, plus depreciation and amortization expense; and ROIC is defined as Operating Income less Taxes, plus Equity Earnings, divided by Debt plus Equity. Adjusted financials are defined in the Company's earnings release's, filed on form 8-K, and vary from period to period. Management believes that a discussion of these measures is useful to investors because it assists in understanding the operating performance of the Company and its operating segments and in understanding the comparability of results. The non-GAAP information discussed may not be consistent with the methodologies used by other companies. All non-GAAP information is reconciled with reported GAAP results in our annual reports.

Additional Information

For more information, please refer to annual report for the year ended November 28, 2015, on form 10K, filed with the Securities and Exchange Commission; which is available on our website at www.hbfuller.com under the "Investor Relations" section.


H.B. Fuller

Strong foundation enables acceleration of financial performance

Summary

- What's new in the 2020 plan?
- Market overview and company progress
- Detailed strategy review
- Q&A

What Is New?







- Increasing EBITDA plan to 17%
- Resetting our growth targets to 3-5% annually
- Shifting portfolio focus
  - High value
  - High margin
  - Stronger growth opportunities
- Allocating capital differently
- Leveraging infrastructure instead of building infrastructure

$1.4 billion in cash flow generation

Adhesives: Our Strategic Market Space

Adhesives are an attractive market space:

- High value-added product enables:
  - New product development
  - Improved manufacturing efficiency
  - Reduced cost of customer substrates
- Small % of customer spend
- Consumable with limited cyclicality
- Highly diverse market segments
- Low customer/supplier concentration

Concentrate resources where:

- End markets are growing
- Adhesives create high value
- We have competitive advantage


Electronics
8%
Product Assembly
11%
Woodworking
5%
Automotive
12%
End of Line
3%
Flexible Packaging
3%
Other Packaging
2%
Labeling
1%
Hygiene
3%
Construction Adhesives
19%
Sealants
10%
Pressure Sensitive
14%

Over time, expand the number of key target markets by expanding core competencies

Adhesives Industry Competitive Landscape

Highly fragmented market space

- Henkel clear leader
- H.B. Fuller #2 with ~5% share

Types of competitors

- Global adhesive companies
- Division of global chemical company
- Mid-sized focused on specific chemistry, market segment or geography
- Diversified, regional adhesive company


Others
60%
25%
Henkel
5%
H.B. Fuller
4% Bostik
3% Sika
2%
Dow
1%
ROYAL

H.B. Fuller Business Model


Target attractive market segments
Create global team of market-specific application experts
Identify market trends and market drivers
Create market and customer solutions and leverage them globally
Source of competitive advantage

H.B. Fuller Value Creation


H.B. Fuller ***market-specific application experts*** help customers with three key business processes
Develop new products
Develop new manufacturing processes
Specify new adhesive
Produce manufactured goods
Improve manufacturing process

Our Financial Plan in Perspective

	5 year CAGR	EBITDA %
2015	9% (4% organic)	12.8%
2010	-2%	10.9%
2005	2%	9.6%
2000	2%	11.4%
1995	9%	8.9%


$s Millions
Net Revenue
2,000
1,750
1,500
1,250
1,000
750
1995
2000
2005
2010
2015


$s Millions
EBITDA $
250
200
150
100
50
1995
2000
2005
2010
2015

2015 Strategy
Win in Core Markets



Hygiene



Packaging



Durable Assembly



Construction Products

Portfolio Shift

Higher Growth, More Profitable Segments

2010
($1.3 billion)


Non-
Strategic
27%
Target Markets

2015
($2.1 billion)


Non-
Strategic
18%
Engineering
Adhesives
10%
Target Markets


Emerging and
Developing
Economies
22%
Developed
Economies


Emerging and
Developing
Economies
31%
Developed
Economies

2015 Plan

Invest in Infrastructure

- Capital invested in necessary infrastructure
  - European business transformation
  - SAP ERP system
- Invested in upgraded capability
  - Global sourcing
  - Innovation and R&D
  - Pricing and sales excellence
  - Training and development




A Strong Team


H.B. Fuller

Strong foundation enables acceleration of financial performance

H.B. Fuller

Vision:

H.B. Fuller will be the premier adhesive company in the world as defined by customer satisfaction, employee engagement, and growth of shareholder returns

Enterprise-wide Strategic Thrusts

- Gain profitable, global share through application expertise, strong customer relationships
- Capture high share of global growth with greater participation in emerging markets
- Innovate to invigorate existing market opportunities, capitalize on emerging trends
- Build best-in-class supply chain capabilities - excellence in cost, quality
- Leverage supplier relationships to drive cost and innovation differentiation
- Build a winning, global team

Financial Targets

By 2020:

- 3-5% organic CAGR plus ~$500K inorganic
- 17% EBITDA margin
- 15% ROIC
- EPS CAGR > 15%

Operating Principles

Winning the right way:

- High ethical standards
- Safe working environment
- Commitment to sustainability and community involvement
- Collaboration across geographic and business line boundaries

Key Success Levers

- Strengthen the core
- Grow the core
- Invest in "new frontier" growth opportunities
- Strategic M&A

Key Levers in Plan

A Closer Look at the Major Plan Drivers

Key Levers in the 2020 Plan

- Manufacturing cost savings
- Engineering adhesives
- Differential growth in focus market segments
- Expansion in developing and emerging geographies
- Leverage infrastructure investments in Europe and SAP
- Cash generation and cash deployment

Operational Excellence

- Deliver globalized sourcing savings
- Standardized global business processes
- Drive Zero Defects Quality-focused culture
- Eliminate scrap and reject costs
- Reduce manufacturing costs by 200bps



Manufacturing Cost Reduction Commitments


Manufacturing costs as % of sales
Increased 140 bps
Decrease 200 bps
2010
2011
2012
2013
2014A
2015
2016
2017
2018
2019
2020

2020 Objective:
Reduce Manufacturing Costs

Engineering Adhesives

- Introduce new global operating segment
- Focus on electronics, engineered products, new energy, automotive
- High margin growth segment
- Double this $200 million segment in five years
- Invest to drive growth



Electronics



Auto/ Transportation



New Energy



General Markets

Focus Markets



Engineering Adhesives



Durable Assembly



Hygiene



Packaging



Construction Products

Differential Growth Targets

$ Millions	2015	2020	CAGR
Engineering Adhesives	202	400	15%
Hygiene	415	550	6%
Construction Products	274	350	5%
Durable Assembly	413	475	3%
Packaging	407	450	2%
Non-Strategic	375	325	(3%)
Total FUL	2,085	2,550	4%

Portfolio Shift

Higher Growth, More Profitable Segments


2010
($1.3 billion)
Non-Strategic 27%
Target Markets
2015
($2.1 billion)
Non-Strategic 18%
Engineering Adhesives 10%
Target Markets
2020
($2.6 billion)
Non-Strategic 13%
Engineering Adhesives 16%
Target Markets

Emerging and Developing Markets

Over 35% of revenue by 2020

2010
($1.3 billion)


Emerging and
Developing
Economies
22%
Developed
Economies

2015
($2.1 billion)


Emerging and
Developing
Economies
31%
Developed
Economies

2020
($2.6 billion)


Emerging and
Developing
Economies
36%
Developed
Economies

Leverage Investments and Grow the Core

SAP Implementation

- **Uniform, disciplined operating processes**
- **Standard business information**
- **Operationally efficient**

Profitability Improvement in Europe

- Great progress through the second half of 2015
- Team well positioned to drive significant profit improvement
- Turn challenges of the past into future opportunities



Build Capability and Synergy Through M&A

- Be the "buyer of choice" for the owners of small independent companies in transition
  - Recent examples include: TONSAN, Prospec®
- Boost organic revenue growth by ~$500 million
  - Add ~$100 million of acquired revenue per year
- Preferential investment in development of new capabilities



Cash Flow Generation
$ Millions


$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2011-2015
2016-2020
Committed Capital (CapEx, Dividends, Base Share Repurchase)
Operating Cash flow

What Is New?







- Increasing EBITDA plan to 17%
- Resetting our growth targets to 3-5% annually
- Shifting portfolio focus
  - High value
  - High margin
  - Stronger growth opportunities
- Allocating capital differently
- Leveraging infrastructure instead of building infrastructure

$1.4 billion in cash flow generation



Traci Jensen
Senior VP
Americas



Heather Campe
Vice President
Asia Pacific



Zhiwei Cai
Vice President
Engineering and Electronics



Jim Giertz
Executive VP
Chief Financial Officer



Elin Gabriel
Vice President
Global Operations



Patrick Kivits
Senior VP
EIMEA



Steve Kenny
Senior VP
Emerging Markets



Hassan Rmaile
Vice President
Chief Technology &
Innovation Officer

Q&A

INVESTOR DAY 2016

H.B. Fuller | Connecting what matters.™

Today's Agenda

- Growth
  - Zhiwei Cai – Engineering Adhesives
  - Heather Campe – Hygiene
  - Traci Jensen – Construction Products
- Infrastructure
  - Elin Gabriel – Global Operations
  - Patrick Kivits – EIMEA Infrastructure
  - Steve Kenny – Emerging Markets
- Financial Performance and Targets
  - Jim Giertz
- Q&A

FOCUS ON GROWTH

INVESTOR DAY 2016

H.B. Fuller | Connecting what matters.™

Global Engineering Adhesives Segment

Zhiwei Cai
Vice President, Engineering & Electronics

INVESTOR DAY
2016

H.B. Fuller | Connecting what matters.™

What is Engineering Adhesives?

- TONSAN plus H.B. Fuller auto and electronics
- Platform for growth
  - New applications
  - New technologies
- Primary component of 2020 strategy
  - Revenue growth
  - Margin expansion
  - Geographic expansion
  - Richer business mix



Electronics



Auto/ Transportation



New Energy



General Markets

Why Separate from Durable Assembly?
A Fundamentally Different Business

Selling
Drops Not Truckloads



Central Development;
Global Execution



Enhanced Opportunity
for Profitable Growth


30%
20%
10%
0%
2015
2020

Convergence of
Technologies



Engineering Adhesives

ATTRACTIVE MARKET

- $12 + billion market
- Growing at high single digits
- High profitability driven by demanding specifications

FINANCIAL PERFORMANCE


$500
$400
$300
$200
$100
$0
2010
2015
2020

COMPETITIVE ADVANTAGE

- Innovative reputation
- Diverse technology solutions and expertise
- Committed to knowledge sharing
- World-class service
- Alternative to dominant global leader

WINNING WITH CUSTOMERS







Engineering Adhesives

Revenue and Market Share Projection


CAGR 15%
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$0
$202
$400
2010 Revenue
2015 Revenue
2020 Revenue

EBITDA		12%	20%

Key Takeaways:

- Aggressive revenue growth
- Growth expected in all regions
- Double EBITDA %
- Current business near target profit levels; diluted by current investment

Market Landscape

- Dynamic change in current markets of focus



Electronics



Auto



New Energy

Key Trends Supportive of Growth

- Electrification of Vehicles



- Miniaturization of Electronics



Competitive Position

- #1 in assembly of solar panels
- #1 in automotive interior
- Developing position in electronics
- #2 engineering adhesives supplier in China







TONSAN
together . we create

Strategic Approach: Key Accounts



World class global account management


CUSTOMER

Target customers at entry point



Innovation – strong technology foundation



Wedge growth model

How We Will Win

Electronics

- Solve customer design challenges



- Leverage expertise across applications and technologies



- Deliver adhesive solutions for multiple product development programs



Automotive

Expanding Applications



Interior Trim



Structural Bonding

Expanding Partnerships



Bonding Headlamp Housing



Design and Sub-Assembly

Convergence of electronics and automotive service and product

H.B. Fuller | Connecting what matters.™

Key Initiatives to Drive Success



Win with strategic customers



Drive innovation



Execute strategy per market segment

Global Hygiene

Heather Campe
Vice President, Asia Pacific

INVESTOR DAY
2016

H.B. Fuller | Connecting what matters.™

Hygiene Business Overview

ATTRACTIVE MARKET

- Growing global market
- Multinationals growing significantly in emerging markets
- Consumers driving new product development opportunities

FINANCIAL PERFORMANCE


$600
$400
$200
$0
2010
2015
2020E

COMPETITIVE ADVANTAGE

- Proven innovation leadership
- Local industry experts supported by world-class, global R&D centers

WINNING WITH CUSTOMERS







Revenue and Market Share Projection


2010-2015
CAGR 11%
$600
$550
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$250
$415
$550
2010 Revenue
2015 Revenue
2020 Revenue

Key Takeaways:

- Successful track record
- Will continue to grow above the market rate
- Goal to become clear market leader

Market Landscape

- Concentrated, global customer base
- Current and future prospects for strong unit volume growth
  - Increasing populations
  - Utilization rates in emerging markets







Competitive Landscape


H.B. Fuller

- Few global players
- Rigorous qualification process
- Global product consistency required

Key Trends Driving Innovation


Thinner products
Increased use of stretch
Lower odor products
Softer substrates
Lower cost of ownership
Faster line speeds

How We Will Win

- Mature markets – gain share by working directly with customers to enable functionality
- Emerging markets – focus on productivity gains and use of local raw materials



Winning with Customers

- Customer Need
  - Low odor
  - Supply security
  - Improved performance



- H.B. Fuller Solution
  - Technical experts
  - Sourcing innovation
  - Applications center



Key Initiatives to Drive Success



Win with global customers



Drive significant growth in emerging markets



Deliver relevant innovation

Summary


Estimated 2015 -2020
CAGR 6%
$600
$550
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$250
$415
$550
2010 Revenue
2015 Revenue
2020 Revenue

Key Takeaways:

- Will grow in excess of market rate
- Consolidated customer base
- Few global competitors
- Favorable market trends
- Continue to be innovation partner of choice

Construction Products Segment

Traci Jensen
Sr. Vice President, Americas

INVESTOR DAY
2016

H.B. Fuller | Connecting what matters.™

Construction Products

ATTRACTIVE MARKET

- Shift toward hard surfaces
- Rapidly growing end market
- Growth in retail channels

FINANCIAL PERFORMANCE


$400
$300
$200
$100
$0
2010
2015
2020

COMPETITIVE ADVANTAGE

- Recognized innovation leader
- Understand end consumer
- High quality products
- Scalable business on fixed cost

WINNING WITH CUSTOMERS





Market Landscape

$1 billion + tile setting market, growing faster than GDP

- Growth in residential and commercial construction
- Changing distribution models creating opportunity
- Growth in retail/big-box




TEC
GROUT BASE
TEC
21
GROUT COLOR
TEC
21
GROUT COLOR



Competitive Landscape

Market Share
2015 Revenue


H.B. Fuller

- Top four players own 70% market share
  - The leader is almost entirely dependent on its success with Home Depot
  - The second market player is reliant on its success within the wholesale channel
- H.B. Fuller is balanced with our dual channel strategy

Key Trends that Support Growth

- **Increases in Do-It-Yourself and Do-It-For-Me channels**
- **End consumers**:
  - Preferences for hard surface or natural flooring
  - Focused on long-term sustainable products for a variety of surfaces
- **Contractors**:
  - Value quality and innovation
  - Attracted to products that reduce install time



How We Will Win

True end user consumer understanding	Innovation through product or packaging

Drives

Installation efficiencies for contractors

Cleaner, more efficient store experience

Winning in Retail

MENARDS®

- We have 100% of the flooring installation products
- Their research showed that contractors trust the TEC™ brand
- We provide great merchandising, marketing and sales associate training
- We stand behind our products



Winning in Wholesale

- Wholesaler looking for installation materials manufacturer
  - Annual growth of >30% per year, national footprint
- Value proposition:
  - Full line of high quality, technically advanced products
  - Innovation
  - Responsive and flexible


550
TEC
POWER
GROUT
FAST SETTING GROUT


TEC
SuperFlex
MORTAR
650
GROUT
TEC
AccuColor
PREPARATION 323
TEC
EZ Level


GROUT
BOOST

EBITDA Margin Improvement

Operational transformation underway

- Acquired ProSpec to expand national footprint
- $40 million investment program to upgrade manufacturing capabilities

Lower manufacturing costs by up to 500 basis points

Leverage fixed investments in marketing, merchandising and innovation



Construction Products
Revenue History & Projection


Projected 2015-2020
CAGR 5%
$400
$350
$300
$250
$200
$150
$100
$50
$0
$122
$274
$350
2010 Revenue
2015 Revenue
2020 Revenue
EBITDA
13.1%
18%

Key Takeaways:
- Solid growth market
- We have capitalized on unique market trends
- We will continue to leverage market expertise to stay ahead of consumer desires

15 MINUTE BREAK

INVESTOR DAY
2016

H.B. Fuller | Connecting what matters.™

INVESTING IN INFRASTRUCTURE

INVESTOR DAY 2016

H.B. Fuller | Connecting what matters.™

Creating Value Through Operational Excellence

Elin Gabriel
Vice President, Global Operations
February 3, 2016

INVESTOR DAY
2016

H.B. Fuller | Connecting what matters.™

Key Elements in 2020 Plan



- Sourcing Excellence



- Lower Manufacturing Cost


Quality

- Zero Defects Quality Mindset
- Leverage SAP Globally



- Supply Chain Excellence

Global Culture of Sourcing Excellence

- Improvement in COGS is an important lever
- Built global strategic sourcing group with superior capability over past two years
- Finding proper materials at a strategic cost is instrumental for innovation capabilities
- Sourcing has become a competitive advantage for us as a result of our focus over the past few years
- Success in this area provides us confidence to be successful in the remaining operational priorities

Drive Lower Manufacturing Cost


Manufacturing costs as % of sales
Increased 140 bps
Decrease 200 bps
2010
2011
2012
2013
2014A
2015
2016
2017
2018
2019
2020

- Identify efficient and effective ways to manufacture
- Investment phase completed in Europe
- Continue network expansion and infrastructure optimization

Zero Defects Quality Mindset

- Drive quality process in everything we do, not just product manufacturing
- Built global quality team, established good foundation for improvement
- Using cost of non-conformance metrics and zero defects mentality to prioritize improvement
- As quality improves, resources are freed up to focus on growth initiatives
- Using global collaboration teams to connect technology and quality

Leverage SAP Globally

- Detailed postmortem on North America roll-out completed
- SAP benefits H.B. Fuller worldwide
  - One source of truth
  - Stronger business process
  - Stronger operating discipline
- Future rollouts completed at slower cadence, smaller events
  - Latin America is next
  - Target completion for one global system by 2020

project o.n.e.
one company
one process
one way of working

Supply Chain Excellence

Key focus is inventory waste reduction

- Improves operating cash flow
- Reduces unfavorable income statement impacts
- Improves return on invested capital

Summary

- World class facilities in place
- Solid plan:
  - Sourcing excellence
  - Lower manufacturing cost
  - Improve quality
  - Leverage SAP globally
  - Improve supply chain management
- Poised to capture momentum of our investments and win

What We Have Built
Moving Forward in EIMEA

Patrick Kivits
Sr. Vice President, EIMEA

INVESTOR DAY
2016

H.B. Fuller | Connecting what matters.™

Major Elements of European Transformation

- Consolidate and streamline back office
- Upgrade pan-regional commercial team
- Upgrade technical support capability
- Rationalize and simplify product offering
- Achieve procurement efficiencies
- Optimize manufacturing footprint

All aspects of the transformation were successful, except the launch of the new manufacturing network

Manufacturing Investments
Blois, France


H.B. Fuller

Manufacturing Investments
Lüneburg, Germany



Lüneburg Adhesive Academy


H.B. Fuller




LEED
LÜNEBURG ADHESIVE ACADEMY
GOLD
September 2015



State-of-the-Art Centers of Excellence



Durable Assembly



Reactives



Adhesive Academy



Packaging & Converting Solutions



Hygiene



Hot Melt

Emerging Markets Investment

Pune, India


Pune, India

Cairo, Egypt


Cairo, Egypt




Mindelo, Portugal, Center of Expertise






H.B. Fuller
CENTER OF EXCELLENCE
FOR
EMULSION POLYMERIZATION

Trends

Improvements and Remaining Gaps

INVESTOR DAY 2016

H.B. Fuller | Connecting what matters.™

Supply Chain and Operations Performance

- Recently, supply performance has dramatically improved
  - On-time / In-full at normal levels
  - Order backlog reduced by 90%
  - Dramatically reduced freight cost
  - Customer complaints diminished

- Strong commercial teams have a solid operational foundation to support future growth

EIMEA Strategic Agenda

- Focused on winning with customers
- Commercial team supported by strong technical support
- Regional market leader in hygiene
- Strong position in emerging economies


Customer Centric
Sustainable Growth
Effective & Reliable Operations
Profitable Growth
Great Place to Work

- Lower production costs
- Reduce the cost of non-conformance
- Productivity enhancements

- Employees motivated and energized

Deliver 14% EBITDA by the end of 2017

Summary



- Established platform for profitable growth
- Focus now shifts externally
- Committed to delivery of growth and profit targets

Emerging Markets

Steve Kenny
Sr. Vice President, Emerging Markets

INVESTOR DAY
2016

H.B. Fuller | Connecting what matters.™

Agenda



Market Definition



Sub-Segment Performance



Forward Look



Market Overview


2015 Net Revenue
Emerging
18%
Mature
82%
India, Middle East, Africa, Turkey
Southeast Asia
Latin America

- Long-term demographic trends favor emerging markets
  - Rising levels of industrialization, spending power and consumption
- Value-added activities in emerging markets attracting increasing levels of investment
  - Employment for a burgeoning population
  - Infrastructure improvements facilitating added investment
  - Reduced dependence on commodity exports
  - Increased inflows of foreign currency from manufactured goods to help tackle indebtedness

Emerging Markets Strategic Imperatives

INVESTOR DAY 2016

H.B. Fuller | Connecting what matters.™

India

- Establish presence through hygiene
- Expand to high margin assembly markets
- Build commercial strength and new channels


Pune, India

- Began in 2010 with minimal revenue
- Commissioned a modern facility, established presence with nearly 100 employees
- 2016 revenue to exceed $50 million

S.E.A.

- Capitalize on new investment in Indonesia


Manila, Philippines
Klang, Malaysia
Surabaya, Indonesia

- Leveraged assets in Malaysia, and the Philippines
- Commissioned a modern facility in Indonesia to be completed in mid-2016
- Local production targeted at hygiene and packaged goods to capture share in fast growing, locally-focused market

Surabaya, Indonesia
Greenfield Site Under Construction


PT. H.B.Fuller Adhesives Indonesia





Turkey

- Broaden beyond consumer goods markets to durable assembly and engineering adhesives



- One of our largest and most successful emerging market businesses
- Currently supported from Egypt and Germany
- Attractive local market with secure platform to move into adjacent geographies

LATAM

- Enhance state-of-the-art facilities
- Shift focus to Brazil


Rionegro, Colombia
Curitiba, Brazil
Santiago, Chile
Pilar, Argentina

- Long history in region
- Refocused by selling non-core paint business
- Commissioned modern facility in Colombia
- Developed leadership in hygiene across the region

Africa

- Develop regional commercial teams
- Market intelligence and risk mitigation


Cairo, Egypt
Nairobi, Kenya

- Smallest current position
- Fastest growing population in the world, doubling in the next 30 years
- Strong base from Cairo and Nairobi
- Experienced management team appointed locally to drive growth and build expansion plans

Revenue Estimate


CAGR 8-10%
$600
$550
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$366
$560
2015 Revenue
2020 Revenue


2020 Revenue
Emerging 22%
Mature 78%

Key Takeaways

- Current position of successful businesses
- Future capital needs of $50-$75 million, in line with historic investment
- Consumer goods markets are robust and will lead the way for further market development
- Targeting increased relative size of emerging markets

INVESTOR DAY 2016

H.B. Fuller | Connecting what matters.™

Jim Giertz
Executive Vice President and CFO

Agenda

1. New financial targets for 2020
2. A look back at the 2015 plan
3. New operating segments
4. Look forward to 2020

NEW FINANCIAL TARGETS

3% - 5%	• Organic Revenue Growth
17%	• 2020 EBITDA %
15% per annum	• EPS Growth
15%	• ROIC

Also: Target $500 million new revenue from acquisitions by end of 2020

Historical Revenue


$ Millions
2,400
2,200
2,000
1,800
1,600
1,400
1,200
1,000
1,287
1,410
1,512
1,472
1,400
1,392
1,235
1,356
1,444
1,886
2,047
2,104
2,085
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Net Revenue
9% CAGR

Historical Revenue at 2010 Exchange Rates


$ Millions
2,400
2,200
2,000
1,800
1,600
1,400
1,200
1,000
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
1,356
1,489
1,901
2,053
2,119
2,224
2010 Constant Currency Revenue
Net Revenue
~10% CAGR

2010 - 2015 Growth Elements


MILLIONS
2,200
2,000
1,800
1,600
1,400
1,200
1,000
(101)
11% CAGR
14% CAGR
17% CAGR
7% CAGR
6% CAGR
9% CAGR
FY 2010
Sale of Paint
Hygiene
Construction
Durable Assembly
Packaging
RMS
FY 2015

2010 - 2015 Growth By Segment


MILLIONS
2,200
2,000
1,800
1,600
1,400
1,200
1,000
5% CAGR
14% CAGR
8% CAGR
19% CAGR
9% CAGR
FY 2010
Americas Adhesives
Construction Products
EIMEA
Asia Pacific
FY 2015

2015 EBITDA margin Targets/Performance


18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
Americas Adhesives
Construction Products
EIMEA
Asia Pacific
H.B. Fuller
2010
2015
2015 Target

Capital Allocation Summary

		2011 - 2015	% of Available
Sources	Cash flow From Operating Activities	585	*48%*
	Incremental Net Debt Issued	485	*40%*
	Divestitures/Other	155	*12%*
	Available Cash Flow	**1,225**	***100%***
Uses	Capital Expenditures	395	*32%*
	Dividends	100	*8%*
	Base Share Repurchase	58	*5%*
	Total Committed Capital	**553**	***45%***
	Acquisitions	672	*55%*
	Total Capital Investment	**1,225**	***100%***

New Segment Structure – Focus is Key

2015 Revenue Reorganization	AA	EIMEA	AP	CP	EA
Move Auto to EA segment	−	−	−		+
Move Electronics to EA segment	−	−	−		+
Move Tonsan to EA segment			−		+
Move international CP to CP segment		−	−	+	
Impact to 2015 segment revenue	($47)	($56)	($139)	$40	$202

2015 old segments	AA	EIMEA	AP	CP	EA
Revenue *(in millions)*	$877	$605	$369	$234	
EBITDA % *(Adjusted)*	17.1%	7.0%	11.3%	14.4%	

2015 new segments	AA	EIMEA	AP	CP	EA
Revenue *(in millions)*	$830	$549	$230	$274	$202
EBITDA % *(Adjusted)*	17.8%	7.4%	8.3%	13.1%	12.0%

The 2020 Financial Plan

Organic revenue growth	3% - 5%
2020 EBITDA %	17%
EPS growth	15% per annum
ROIC	15%

- What's New
  - Lowered organic growth expectations
  - More focus on margin improvement
  - Cash flow generation ramped up
  - Commitment to smart acquisition as part of base plan
  - More balanced deployment of available cash flow

Revenue Growth

New Operating Segments


MILLIONS
3,000
2,900
2,800
2,700
2,600
2,500
2,400
2,300
2,200
2,100
2,000
1% CAGR
2% CAGR
7% CAGR
15% CAGR
5% CAGR
Acquisition
4% CAGR
FY 2015
Americas
EIMEA
Asia Pacific
Engineering Adhesives
Construction Products
FY 2020

EBITDA $ Growth

New Operating Segments


MILLIONS
510
490
470
450
430
410
390
370
350
330
310
290
270
250
13% Margin
17% Margin
15% Margin
15% Margin
20% Margin
18% Margin
Acquisition
17% Margin
FY 2015
Americas
EIMEA
Asia Pacific
Engineering Adhesives
Construction Products
FY 2020

EBITDA % Growth

New Operating Segments


17.0%
16.0%
15.0%
14.0%
13.0%
12.0%
12.8%
(0.2%)
1.8%
0.6%
1.3%
0.7%
17.0%
FY 2015
Americas
EIMEA
Asia Pacific
Engineering Adhesives
Construction Products
FY 2020

Revenue Growth

Global Market View


MILLIONS
2,700
2,600
2,500
2,400
2,300
2,200
2,100
2,000
6% CAGR
2% CAGR
3% CAGR
15% CAGR
5% CAGR
(3%) CAGR
4% CAGR
FY 2015
Hygiene
Packaging
Durable Assembly
Engineering Adhesives
Construction Products
Other
FY 2020

Balance Sheet Philosophy

- Consistent objective to maintain investment grade credit quality
- Allows strategic flexibility and access to low cost capital
- Debt-to-EBITDA target range of 2.0X to 3.5X
- Cash generated in excess of debt floor will be returned through share repurchase rather than incremental debt reduction

ROIC Improvement


17.0%
16.0%
15.0%
14.0%
13.0%
12.0%
11.0%
10.0%
9.0%
8.0%
7.0%
8.0%
1.4%
0.5%
5.9%
0.5%
16.3%
FY 2015
Tax rate
Working capital Improvement
EBITDA Margin Expansion
Other
FY 2020 Target

Capital Allocation

- What's Consistent
  - Dividend - 20-25% of average trailing 3 year's net income
  - Annual share repurchase offsets dilution from equity compensation
  - Capital investment of 2.5% of net revenue

- What's New
  - Balance sheet and financial leverage philosophy allows access to incremental debt as EBITDA grows
  - Significant amount of excess cash flow remains after committed capital is deployed for CapEx, dividends and base share repurchase

Capital Allocation Summary

		2016 - 2020	% of Available
Sources	Cash flow From Operating Activities	1,440	*84%*
	Incremental Net Debt Issued	280	*16%*
	Available Cash Flow	**1,720**	***100%***
Uses	Capital Expenditures	330	*19%*
	Dividends	150	*9%*
	Base Share Repurchase	150	*9%*
	Total Committed Capital	**630**	***37%***
	Acquisitions	810	*47%*
	Incremental Share Repurchases	280	*16%*
	Total Capital Investment	**1,720**	***100%***

Capital Allocation Summary

Reinvestment 66%

- Capex 19%
- Acquisitions 47%

Return to Shareholders 34%

- Dividends 9%
- Share repurchase 25%

Key Takeaways

- Modest organic growth and steady margin improvement can drive superior cash flow results
  - Bulk of margin growth derived from improving performance in Europe and achieving the growth/margin expansion plan for the new Engineering adhesives segment
- Increased return on invested capital (ROIC) mostly driven by margin expansion but a lower tax rate and better working capital management also contributes
- Prudent financial leverage philosophy ensures strategic flexibility and does not hinder opportunity for growth
- Capital allocation plan provides good mix between organic reinvestment, acquisitions and return to shareholders

Q&A

INVESTOR DAY

2016

H.B. Fuller | Connecting what matters.™